UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC20549

FORM 8- K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2006

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29313	20-0121007

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Shunpike Road, Suite 333 , Chatham , New Jersey	07928

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 973-210-4966

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the disclosure provided on the Current Report on Form 8-K filed on April 21, 2006 regarding the acquisition of Crystal Hospitality Holdings, Inc. ("Crystal"), Crystal International Travel Group, Inc. (f/k/a Mobile Reach International, Inc.) (collectively, the "Company") is providing this additional disclosure regarding
Crystal
's business. This disclosure should be read in conjunction with all other reports filed with the Securities and Exchange Commission ("SEC") by the Company, including the press releases attached as exhibits to this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of the Company's management regarding current expectations and projections pertaining to future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for several reasons, including, but not limited to, those items discussed in the section entitled "Risk Factors" as well as those discussed elsewhere in this report. Other unknown or unpredictable factors also may have material adverse effects on
Crystal
's business, financial conditions and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as "anticipates," "estimates," "expects," "intends," "plans" and "believes," among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements which refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Crystal is not under any obligation and does not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Please review carefully and consider the various disclosures made in this report and in the Company's other reports filed with the SEC that attempt to advise interested parties of the risks and factors that may affect Crystal's business, prospects and results of operations.

General Description of
Crystal
's Business

Crystal
is a diversified, multi asset travel company that merges the knowledge, reliability and human touch of the travel agent community with the advanced technology, speed and flexibility of online travel.
Crystal
has assembled a world-class team of travel experts to grow and manage a best-in-class tour operator. The team has applied its knowledge and experience in tour packaging and brought these skills to the internet.

Crystal
's plan focuses on the expansion of the already existing travel business. Included is the brand SunTrips, which
Crystal
markets through an internet website
www.suntrips.com, that provides a wide array of travel and vacation options ("SunTrips").
Travelers visiting www.suntrips.com can search and compare information, including pricing and availability, for airline tickets, lodging, car rentals, cruises and many other destination services, such as local attractions and tours, all supported and provided by a large number of suppliers via contracted and non-contracted rates. Travelers may customize their travel plans or choose from a number of complete travel packages. Once their plans are finalized, they may easily book their plans via the website. Currently the suntrips.com website fulfills travel sales through outsourcing.
Crystal
is building out a new operations infrastructure (reservation system, etc.) that will bring this process in house. Crystal's expansion is centered on a strategy that is two fold: (1) the growth of our current online business as a tool to pull direct consumers and offering our own product line-up; and (2) the strategic expansion into "key" areas of the travel market through both organic growth by leveraging the experience and industry knowledge of management and through acquisitions -- each offering complimentary revenue streams to the cycles within different travel segments.

Prior to the purchase of the SunTrips brand assets by
Crystal
, SunTrips was owned by FS SunTours, Inc. ("FS SunTours"). Based in
San Jose
,
California
, FS SunTours operated as a tour operator fulfilling travel for over four million travelers in the
Northern California
market for more than twenty-nine years. FS SunTours suspended tour operations in February of 2006 due to a variety of operational issues. FS SunTours served over 151,000 vacationers in 2005 from Oakland/San Francisco to
Hawaii
, Los Cabos,
Puerto Vallarta
, Cancun, Cozumel and the Mayan Riviera,
Costa Rica
and the
Azores
. Additionally, FS SunTours offered packaged travel programs to
Mexico
from
Denver
,
Colorado
. Services were suspended in August of 2005 due to operational factors and costs as well as heavy competition. The FS SunTours market exit, combined with another key tour operator's recent closure is believed to present a significant gap in supply.
Crystal
intends to launch similar tour products into the northern
California
followed by expansion in to the Pacific Northwest, including
Seattle
,
Washington
and
Portland
,
Oregon
, as this market is currently underserved.

Management Discussion and Analysis

Business Strategy

Crystal's philosophy is driven by the untapped potential of a well managed transportation model that marries charter and scheduled service, significant opportunities in product enhancement, packaging, and delivery (both on- and off-line) and the greater margin production ability in a model which brings back the human touch in the travel business at large.

Crystal
's business strategy is as follows:

  Leverage the current SunTrips brand;

  Expand
  Crystal
  's leisure, corporate travel and meetings & incentives (M&I) segments; and

  Expand
  Crystal
  's product and service offerings worldwide.

Leverage the Current SunTrips Brand
.
The
SunTrips brand was established over twenty-nine years ago in
San Jose
,
California
. During the fiscal years 2001 through 2004, tours flown under this brand were an average of 135,000 passengers per year on charter tour packages to The Azores,
Costa Rica
,
Mexico
and
Hawaii
. During its existence, SunTrips branded tour packages have flown more than 4,000,000 passengers to date, and the SunTrips Brand's active customer list consists of more than 270,000 passengers who regularly buy travel either through the call center or via the web site.

Crystal
is launching a charter operation to fly passengers to
Mexico
and
Hawaii
as well as expanding to destinations in the Caribbean with the
Costa Rica
and
Azores
seasonal markets to follow. The charter flights will be operated by a United States-based, world class FAA/DOT approved charter operator. Initially, Crystal plans to contract a B-757 or B-767 aircraft in service offering weekly flights to Mexico, to Hawaii, and to the Caribbean. With the launch of the charter operation,
Crystal
will sell the traditional tour product through travel agents and work to expand its charter operations as well as its points of origin.

Expand
Crystal
's Leisure, Meeting and Incentive (M&I) and Corporate, Travel Businesses

Crystal
intends to expand and grow existing international points of sale; as well as develop new leads and markets. Additionally, it is
Crystal
's intent to diversify its' product offerings and expertise by moving in to other markets and countries who are beginning to experience rapid growth through online commerce. As an example,
Crystal
plans to enter the Chinese travel sector by year's end of 2006 and to enter the European and South American markets during 2007. Future launches may occur either through internal growth or through acquisition of third party brands and business.

Crystal
believes the corporate, meeting and incentive travel sector represents a large opportunity.
Crystal
believes it can offer a compelling technology solution to small and medium-sized businesses seeking to control travel costs and improve their employees' travel experiences. Expanding
Crystal
's corporate travel business also enhances revenue stability as its non-seasonal nature will fill the off-season gaps experienced in leisure travel business models. Further, it will enhance
Crystal
's appeal to travel product and service suppliers, as the average corporate traveler has a higher incidence of first / premium class and international travel than the average leisure traveler.

Expand
Crystal
's Product and Service Offerings Worldwide.
Crystal
believes a majority of
Crystal
's revenue will come from transactions involving the sale of airline tickets and the booking of hotel reservations, either as stand-alone products or as part of package transactions.
Crystal
is working to grow the package business as it results in higher revenue per transaction, and is also seeking to continue diversifying its revenue mix beyond core air and hotel products to that of car rentals, destination services, cruises and other offerings.

Relationships with Travel Suppliers

Crystal
will strive to deliver value to travel suppliers through a wide range of innovative, targeted promotional strategies that are designed to increase revenues, while s imultaneously
reducing marketing transactions and customer service costs.
Crystal
plans to implement a group of strategic account managers who will work directly with travel suppliers to increase the marketing of the travel products through their personal association with
Crystal
. Further, certain suppliers in the travel industry, hoteliers for example, are reducing their emphasis on online marketing, as it is eroding their brand images while reducing margins significantly. This is leading them to rely more heavily on tour operators and less so on the big online travel sites.
Crystal
believes this trend will be beneficial to our business model.

Marketing and Promotions

Crystal intends to develop marketing programs to build and maintain the value of its' various brands, drive traffic and increase conversion percentages (reservations vis-?-vis traveled guests) and, lowering ongoing traveler acquisition costs and strategically position its brands in relation to one another.
Crystal
's long-term success depends on the continued ability to increase the overall number of traveler transactions in a cost-effective manner.
Crystal
's marketing channels will primarily include direct and or personalized traveler communications, search engine marketing with online and offline advertising. The marketing programs and initiatives will also include promotional offers such as coupons and gift cards, frequent traveler club, early booking discounts, etc. Moreover,
Crystal
anticipates launching an industry first: an all inclusive loyalty program for travelers.

Operations and Technology

Crystal
's systems infrastructure and Web and database servers are hosted by third-party internet hosting suppliers in various locations in the
United States
, which provide communication links, as well as 24-hour monitoring and engineering support. The internet hosting facilities have their own generators and multiple back-up systems. Significant amounts of
Crystal
's computer hardware for operating the websites are also located at these facilities.
Crystal
plans to invest significantly in its website and technology platform over the next few years and will ultimately host in-house all processes.

Competition

Crystal's competition, which is strong and increasing, includes online and offline travel companies who target leisure and corporate travelers including travel agencies, tour operators, travel supplier direct websites and their call centers, consolidators and wholesalers of travel products and services and other companies offering travel search engines including meta-search engines in each case, on a local, regional, national and/or international basis.

Crystal
believes that maintaining and enhancing its brands is a critical component of the efforts to compete for market share.
Crystal
will differentiate its brands from those of competitors primarily on the fact that it is moving away from stand alone regional non-integrated, traditional charter tour operations and will begin to sell tour packages made up of hotels combined with scheduled and charter air elements on a national basis. These elements are developed and fulfilled by destination specific business units which make up the
Crystal
consortia of companies (both owned and planned acquisitions). An overall redirect of the marketing efforts has been implemented to drive sales to our website as a "pull strategy" which features the industry standard single travel components (i.e. hotel rooms, air, car rental, etc.) with dynamic packaging offerings being redirected to the aforementioned business units for fulfillment and customer support as well as the gradual introduction of secondary distribution through travel agents. The SunTrips brand is focused on providing scheduled air and hotel packages in which only certain hotel chains will be offered (qualified inventory). The selection criteria of the hotels centers on experiential data garnished from the travel agent and hospitality community. Primary qualification is to be for a 3-4 star hotels that offer high-quality amenities and service and have a sterling reputation for consistency. The target customer for this segment is mid-income level consumer looking for a vacation that is superior to first-rate but purchased at a value.

Regulation

Crystal
must comply with laws and regulations relating to the travel industry and the provision of travel services, including registration in various states as "sellers of travel" and compliance with certain disclosure requirements and participation in state restitution funds. In addition, Crystal's businesses are subject to regulation by the U.S. Department of Transportation, Federal Aviation Administration, as well as multiple state specific licensing bodies (California with the California Sellers of Travel licenses as an example) and must comply with various rules and regulations governing the provision of air transportation, including those relating to the Federal Communication Commission's advertising and accessibility rules.

As
Crystal
continues to expand the reach of
Crystal
's brands into international markets,
Crystal
may increasingly be subject to laws and regulations applicable to travel agents in those markets.

Risk Factors

You should carefully consider each of the following risks and uncertainties associated with
Crystal
and the ownership of Crystal International Travel Group, Inc. securities. Additional risks not presently known to Crystal or that Crystal currently deem immaterial may also impair its business operations.

Crystal
operates in a very competitive environment and faces increasing competition from a variety of companies with respect to its products and services offering(s).

The market for the services
Crystal
offers is intensely competitive.

Crystal
will compete with both established and emerging online and traditional sellers of travel services with respect to each of the services it offers. Many competitors, including travel suppliers such as airlines and hotels, may offer services and products on more favorable terms such as no transaction fees and with unique access to loyalty programs, such as points and miles. These competitors, such as airlines, hotel and rental car companies, are also focusing on driving online demand to their own websites in lieu of third-party distributors like us. For instance, many low cost airlines, which are having increasing success in the marketplace, distribute their inventory exclusively through their own websites. Suppliers who sell on their own websites typically do not charge a processing fee, and, in some instances, offer advantages such as bonus miles or loyalty points, which could make their offerings more attractive to consumers than models like
Crystal
's. Increased competition may result in reduced operating margins, as well as loss of travelers, transactions and brand recognition.

Crystal
cannot assure you that it will be able to compete successfully against current, emerging and future competitors or provide differentiated products and services to its traveler base. Increased competition could result in reduced operating margins, loss of segment share and damage to the brand. There can be no assurance that
Crystal
will be able to compete successfully against current and future competitors or that competition will not have a material adverse effect on the core business, results of operations and financial condition.

Crystal
's revenues are highly dependent on the travel and transportation industries, and particularly on airlines, and a prolonged substantial decrease in travel volume could adversely affect it as well as declines or disruptions in the travel industry, such as those caused by terrorism, war, inclement weather, health concerns, and/or general economic downturns.

Travel expenditures are sensitive to business and personal discretionary spending levels and tend to decline during general economic downturns.

Crystal's revenues increase and decrease with the level of travel and transportation activity and are therefore highly subject to declines in or disruptions to travel and transportation due to factors entirely out of its control. Factors that may adversely affect travel and transportation activity, which are beyond our control, include:

global security issues, political instability, acts or threats of terrorism, hostilities or war, increased airport security that could reduce the convenience of air travel, natural disasters, such as the hurricanes that occurred in the Gulf Coast and Cancun/ Mayan Riviera in the Fall of 2005,
travelers' perception of the occurrence of travel-related accidents, travelers' concerns about exposure to contagious diseases and pandemics, such as SARS or the Avian Influenza (commonly referred to as bird flu), increases in fuel prices,
general economic conditions in the United States and worldwide, political issues in the Middle East, Asia, Latin America and elsewhere, the financial condition of travel suppliers
and the possibility of further terrorist attacks, hostilities and war, the resulting heightened security measures at airports, and
the financial instability of many of the air carriers may continue to adversely affect the travel industry.

With respect to
Crystal
's product distribution business, vendors may reduce the number of components they offer, making fewer offerings available to our package distribution businesses and resulting in a decline in the volume of overall transactions.

Our product distribution businesses depend on a relatively small number of "key" vendors for a significant portion of our revenues. Several major airlines have experienced liquidity problems, some (including U.S. Airways, Inc., ATA Holdings Corporation, Delta Air Lines, Inc. and Northwest Airlines Corporation) have sought bankruptcy protection and still others may consider bankruptcy relief.

Travelers' perceptions of passenger security or airlines' financial stability that are negative may have an adverse effect on demand. The financial instability of airlines or a prolonged substantial decrease in travel volumes could have an adverse impact on our financial performance, operations, liquidity, or capital resources and could impair our ability to recover the carrying value of certain of our assets, including capitalized software, other intangible assets and goodwill.

Crystal depends on its relationships with travel suppliers and vendors and any adverse changes in these relationships could adversely affect Crystal's business, financial condition and results of operations.

An important component of
Crystal
's business success depends on the ability to maintain its existing, as well as build new, relationships with travel suppliers and vendors. Adverse changes in existing relationships, or Crystal's inability to enter into new arrangements with these parties on favorable terms, if at all, could reduce the amount, quality and breadth of attractively priced travel products and services that it is able to offer, which could adversely affect its business, financial condition and results of operations.

Travel suppliers are increasingly seeking to lower their travel distribution costs by promoting direct online bookings through their own websites. In some cases, supplier direct channels offer advantages to consumers, such as loyalty programs or lower transaction fees. In addition, travel suppliers may choose not to make their travel products and services available through
Crystal
's distribution channels. To the extent that consumers continue to increase the percentage of their travel purchases through supplier direct websites and/or if travel suppliers choose not to make their products and services available to us,
Crystal
's business may suffer.

Crystal's failure to recapture and retain travelers in a cost-effective manner could adversely affect Crystal's business, financial condition and results of operations.

Crystal
's long-term success will depend on
Crystal
's ability to increase the overall number of traveler transactions in a cost-effective manner. In order to increase the number of traveler transactions,
Crystal
must capture repeat business from existing travelers and also attract new visitors to
Crystal
's websites and other distribution channels and convert these visitors into paying travelers. Due to problems associated with the SunTrips brand in the past, this may not be possible.
Crystal
's corporate travel business is dependent on enlisting new corporate travelers and attracting their travel booking activity online to
Crystal
's corporate travel websites as well as retaining existing travelers.

Crystal will rely on the performance of highly skilled personnel and, if Crystal is unable to retain or motivate key personnel or hire, retain and motivate qualified personnel,
Crystal
's business would be harmed.

Crystal
's performance will be largely dependent on the talents and efforts of highly skilled individuals.
Crystal
's future success depends on
Crystal
's continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of
Crystal
's organization. In particular the contributions of Fabrizzio Busso-Campana,
Crystal
's Chief Executive Officer and President will be necessary.

In addition,
Crystal
's future success will depend on the performance of
Crystal
's senior management and key employees, many of whom joined
Crystal
recently. If
Crystal
does not succeed in attracting well-qualified employees or retaining or motivating existing employees,
Crystal
's business would be adversely affected.

Crystal's proposed expansion will place a significant strain on Crystal's management, technical, operational and financial resources.

Crystal
hopes to rapidly and significantly expand its operations both domestically and internationally and anticipates expanding further to pursue growth of
Crystal
's product and service offerings and customer base. Such expansion increases the complexity of
Crystal
's business and places a significant strain on
Crystal
's management, operations, technical performance, financial resources, and internal financial control and reporting functions.

There can be no assurance that
Crystal
will be able to manage its expansion effectively.
Crystal
's current and planned personnel, systems, procedures and controls may not be adequate to support and effectively manage
Crystal
's future operations, especially as
Crystal
employ personnel in multiple geographic locations.
Crystal
may not be able to hire, train, retain, motivate and manage required personnel, which may limit
Crystal
's growth. If any of this were to occur, it could damage
Crystal
's reputation, limit
Crystal
's growth, negatively affect
Crystal
's operating results, and hurt
Crystal
's business.

Crystal
may experience operational and financial risks in connection with any acquisitions.
Crystal
cannot assure you that it will be able to successfully integrate recent and any future acquisitions or that such acquisitions will have the anticipated impact on our earnings and results of operations.
In addition, some of the businesses acquired by
Crystal
may incur significant losses from operations or experience impairment of carrying value.

Crystal
's future growth may depend, in part, on acquisitions. To the extent that
Crystal
continues to grow through acquisitions,
Crystal
may face the operational and financial risks that commonly accompany that strategy.
Crystal
would also face operational risks, such as failing to assimilate the operations and personnel of the acquired businesses, disrupting their ongoing businesses, impairing management resources and their relationships with employees and travelers as a result of changes in their ownership and management. Further, the evaluation and negotiation of potential acquisitions, as well as the integration of an acquired business, will divert management time and other resources. Some acquisitions may not be successful and their performances may result in the impairment of their carrying value.

Changing laws, rules and regulations and legal uncertainties may adversely affect
Crystal
's business, financial condition and results of operations.

Crystal's business, financial condition and results of operations could be adversely affected by unfavorable changes in or interpretations of existing, or the promulgation of new laws, rules and regulations applicable to Crystal and Crystal's businesses, including those relating to the internet and online commerce, consumer protection and privacy, escheat and sales, use, occupancy, value-added and other taxes, could decrease demand for products and services, increase costs and/or subject Crystal to additional liabilities. For example, there is, and will likely continue to be, an increasing number of laws and regulations pertaining to the internet and online commerce, which may relate to liability for information retrieved from or transmitted over the internet, user privacy, taxation and the quality of products and services. Furthermore, the growth and development of online commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on online businesses generally.

Item 9.01 Financial Statements and Exhibits.

Exhibits

EX-99.1
Press release entitled "Mobile Reach International, Inc. Changes Name to Crystal International Travel Group, Inc." released May 30, 2006.

EX-99.2
Press release entitled "Mobile Reach Technologies, Inc. Licenses technology to Spectrum Mobile" released May 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.
	By:	/s/ Fabrizzio Busso-Campana

Fabrizzio Busso-Campana
Chief Executive Officer
June 1, 2006